EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jones Soda Co. (the “Company”) on Form 10-Q for the fiscal quarter ended September  30, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Jennifer L. Cue, Chief Executive Officer of the Company, certify, and Max Schroedl, Vice President of Finance,  pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jennifer L. Cue
Jennifer L. Cue
Chief Executive Officer
/s/ Max Schroedl
Max Schroedl
Vice President of Finance

November  10, 2016